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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) AUGUST 15, 2001

                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-11727                 73-1493906
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
             (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

ITEM 2. Acquisition or Disposition of Assets:

On July 31, 2001, the Registrant and its general partner acquired the propane distribution operations of ProFlame, Inc., and subsidiaries and affiliates in a series of mergers, stock purchases and asset purchases. Through its general partner, Heritage Holdings, Inc. ("HHI"), the Registrant acquired ProFlame, Inc., Coast Liquid Gas, Inc., Growth Properties and California Western Gas Company from each company's stockholders, and also acquired the following subsidiary corporations: ProFlame, Inc., an Oklahoma corporation, Pro-Flame Gas Company, Hesperia Liquid Gas Co., San Diego ProFlame and Coastside Gas Service (collectively the "Stock Acquisitions"). Through its subsidiary, Heritage Operating, L.P. (the "Operating Partnership"), the Registrant acquired the propane distribution assets of WMJB, Inc. and L.P.G. Associates (the "Asset Acquisitions") (the Stock Acquisitions and Asset Acquisitions are collectively referred to as the "ProFlame acquisition"). On August 1, 2001, HHI contributed the assets acquired in the Stock Acquisitions to the Operating Partnership. The assets acquired in the ProFlame acquisition will continue to be used in the Operating Partnership's propane distribution operations.

The total purchase price of $39,820,379, adjusted for working capital and other adjustments as of Closing was negotiated at arm's length, was payable in cash at Closing, and included total assumed debt of $83,574.

In order to finance the transactions, a total of $47,900,000 (to include an estimate of the working capital and other adjustments) was borrowed under the Operating Partnership's Acquisition Facility.

Concurrently with the acquisition, the Registrant issued and sold 2,500,000 Common Units in a public offering at a price of $28.00 per unit. A portion of the proceeds derived from this public offering was utilized to retire the debt arising from the ProFlame acquisition.

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ITEM 5. Other Events.

On August 1, 2001, the Registrant announced that it had completed the series of transactions by which it acquired the propane distribution operations of ProFlame, Inc., as described in the Press Release dated August 1, 2001, attached as an Exhibit to this Form 8-K.

ITEM 7. Financial Statements and Exhibits.

     (a) Financial Statements of businesses acquired:

The financial statements required in connection with the business acquisition described in Item 2 were previously presented by the Registrant in a Form 8-K filed with the Securities and Exchange Commission on July 24, 2001. Accordingly, reference should be made to the July 24, 2001 Form 8-K for those financial statements.

     (b) Pro forma financial information:

The financial statements required in connection with the business acquisition described in Item 2 were previously presented by the Registrant in a Form 8-K filed with the Securities and Exchange Commission on July 24, 2001. Accordingly, reference should be made to the July 24, 2001 Form 8-K for those financial statements.

     (c) Exhibits:

The following Exhibits are filed herewith:

     Exhibit 10.20 - Stock Purchase Agreement dated as of July 5, 2001 among the shareholders of ProFlame, Inc. and Heritage Holdings, Inc.

     Exhibit 10.21 - Stock Purchase Agreement dated as of July 5, 2001 among the shareholders of Coast Liquid Gas, Inc. and Heritage Holdings, Inc.

     Exhibit 10.22 - Agreement and Plan of Merger dated as of July 5, 2001 among California Western Gas Company, the Majority Stockholders of California Western Gas Company signatories thereto, Heritage Holdings, Inc. and California Western Merger Corp.

     Exhibit 10.23 - Agreement and Plan of Merger dated as of July 5, 2001 among Growth Properties, the Majority Shareholders of Growth Properties signatories thereto, Heritage Holdings, Inc. and Growth Properties Merger Corp.

     Exhibit 10.24 - Asset Purchase Agreement dated as of July 5, 2001 among L.P.G. Associates, the Shareholders of L.P.G. Associates and Heritage Operating, L.P.

     Exhibit 10.25 - Asset Purchase Agreement dated as of July 5, 2001 among WMJB, Inc., the Shareholders of WMJB, Inc. and Heritage Operating, L.P.

     Exhibit 10.25.1 - Amendment to Asset Purchase Agreement dated as of July 5, 2001 among WMJB, Inc., the Shareholders of WMJB, Inc. and Heritage Operating, L.P.

     Exhibit No. 99-1 - Press Release dated August 1, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DATED: August 15, 2001.

                            HERITAGE PROPANE PARTNERS, L.P.

                            By Heritage Holdings, Inc.
                               (General Partner)

                            By: /s/ Larry J. Dagley
                                -------------------------------
                                Larry J. Dagley
                                Vice President and Chief Financial Officer, and officer duly authorized to sign on behalf of the registrant.

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                                INDEX TO EXHIBITS

     The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------

         10.20 Stock Purchase Agreement dated as of July 5, 2001 among the shareholders of ProFlame, Inc. and Heritage Holdings, Inc.

         10.21 Stock Purchase Agreement dated as of July 5, 2001 among the shareholders of Coast Liquid Gas, Inc.
                           and Heritage Holdings, Inc.

         10.22 Agreement and Plan of Merger dated as of July 5, 2001 among California Western Gas Company, the Majority
                           Majority Stockholders of California Western Gas
                           Company signatories thereto, Heritage Holdings, Inc.
                           and California Western Merger Corp.

         10.23 Agreement and Plan of Merger dated as of July 5, 2001 among Growth Properties, the Majority Shareholders signatories thereto, Heritage Holdings, Inc. and Growth
                           Properties Merger Corp.

         10.24 Asset Purchase Agreement dated as of July 5, 2001 among L.P.G. Associates, the Shareholders of L.P.G.
                           Associates and Heritage Operating, L.P.

         10.25 Asset Purchase Agreement dated as of July 5, 2001 among WMJB, Inc., the Shareholders of WMJB, Inc.
                           and Heritage Operating, L.P.

         10.25.1           Amendment to Asset Purchase Agreement dated as of
                           July 5, 2001 among WMJB, Inc., the Shareholders of
                           WMJB, Inc. and Heritage Operating, L.P.

         99-1              Press Release dated August 1, 2001